Exhibit 99.2

Joseph Oliveto President & CEO Corporate Overview November 2021

Disclaimers The Presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words such as ‘‘aim,’’ ‘‘anticipate,’’ ‘‘assume,’’ ‘‘believe,’’ ‘‘contemplate,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘design,’’ ‘‘due,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘goal,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘objective,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘positioned,’’ ‘‘potential,’’ ‘‘project,’’ ‘‘seek,’’ ‘‘should,’’ ‘‘target,’’ ‘‘will,’’ ‘‘would’’ (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward- looking statements are based on Milestone's expectations and assumptions as of the date of this Presentation. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Forward-looking statements contained in this Presentation include statements regarding (i) the design, progress, timing, scope and results of the etripamil clinical trials in PSVT and AFib-RVR, (ii) the possibility that data will support FDA approval, (iii) the potential market size and the rate and degree of market acceptance of etripamil and any future product candidates and the implementation of Milestone's business model and strategic plans for its business, etripamil and any future product candidates, and (iv) the sufficiency of Milestone's capital resources. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risks inherent in biopharmaceutical product development and clinical trials, including the lengthy and uncertain regulatory approval process, uncertainties related to the timing of initiation, enrollment, completion and evaluation of clinical trials, including the RAPID and ReVeRA trials, and whether the clinical trials will validate the safety and efficacy of etripamil for PSVT, AFib-RVR, or other indications, among others, as well as risks related to pandemics and public health emergencies, including those related to COVID-19, and risks related the sufficiency of our capital resources and our ability to raise additional capital. These and other risks are set forth in Milestone's filings with the U.S. Securities and Exchange Commission, including in its annual report on Form 10-K for the year ended December 31, 2020, under the caption "Risk Factors." Except as required by law, Milestone assumes no obligation to update any forward- looking statements contained herein to reflect any change in expectations, even as new information becomes available. This Presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. Certain information contained in this Presentation and statements made orally during this Presentation relate to or is based on studies, publications, surveys and other data obtained from third-party sources and Milestone's own internal estimates and research. While Milestone believes these third-party studies, publications, surveys and other data to be reliable as of the date of the Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent sources has evaluated the reasonableness or accuracy of Milestone's internal estimates or research and no reliance should be made on any information or statements made in this Presentation relating to or based on such internal estimates and research. 2 Milestone Corporate Overview

Milestone (Nasdaq: MIST) - Corporate Highlights

Phase 3 Cardiovascular Company

Targeting Large Areas of Unmet Need

- PSVT
- AFib-RVR
- Additional pipeline opportunities

Paradigm-Changing Approach

- Etripamil: novel calcium channel blocker (IP protection until 2036)
- Shift from the ED to patient self-management

Recent Events Position for Future Success

- First Phase 3 study findings and FDA guidance in PSVT
- Next Pivotal Phase 3 efficacy result in PSVT expected by 2H 2022
- Financial runway expected through mid-2023

PSVT = Paroxysmal Supraventricular Tachycardia; AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate; ED = Emergency Department

Milestone Corporate Overview 3

PSVT Atrial Fibrillation 2.6 Million3 10 Million1 145 Thousand 785 Thousand 1.0-1.6 Million5 ~3-4 Million4 Source(s): 1. Colilla et al., Am. J. Cardiol. 2013, 112(8), 1142-1147; Miyasaka et al., Circulation, 2006, 114, 119-125. American Heart Association 2. HCUP ED & Admissions Data (2016), accessed January 2021. 3. Rehorn et al. Journal of Cardiovascular Electrophysiology. 2021 Aug; 32(8): 2199-2206. doi: 10.1111/jce.15109. Epub 2021 Jun 14. 2018 prevalence of 2M anticipated to grow at a CAGR of ~2% 4. 30%-40% of AF patients have >1 symptomatic episode per year of AF with RVR requiring treatment, Triangle Insights Group Market Research, N=25, January 2021. 5. Estimate of TAM (~40%-60% of prevalence) based on internal PSVT patient market research (BluePrint Research Group, n=247) and longitudinal analysis of claims data. 4 Milestone Corporate Overview PSVT & Atrial Fibrillation Populations in the US Total Patients (2030) Discharged ED Visits & Hospital Admissions (2016)2 Target Market Addressable (2030) (Patient Population)

Atrial Arrhythmias with a Common Patient Burden

Patients with PSVT and AFib-RVR report feeling a loss of control

PSVT (AVNRT and AVRT)	AFib-RVR (a subset of AFib)
Regular rapid heart rate	Irregular rapid heart rate
Typically 150 - 250 bpm	Typically 100 - 175 bpm
Episode frequency and duration is highly variable	

Common Symptoms Include		
	Heart palpitations	Chest pressure or pain
	Shortness of breath	Fatigue
	Light-headedness	Anxiety


Atrial Fibrillation (multiple atrial wavelets)
SA Node
AV Node
AV Nodal Reentrant Tachycardia (AVNRT)
AV Reentrant Tachycardia (AVRT)

PSVT = Paroxysmal Supraventricular Tachycardia; AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate

Sources: adapted from https://en.ecgpedia.org/index.php?title=Supraventricular_Rhythms, accessed 2/2021

Milestone Corporate Overview 5

Role of L-Type Calcium Channel Blockers 6 Milestone Corporate Overview for PSVT for AFib-RVR Sino-Atrial Node Atrio- Ventricular (AV) Node IV CCBs like verapamil or diltiazem slow conduction over the AV node… …to reduce the ventricular rate while still in AFib …to break the tachycardia and return the heart to sinus rhythm CCBs = Calcium Channel Blockers; PSVT = Paroxysmal Supraventricular Tachycardia; AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate; IV = Intravenous

Potential Paradigm-Changing Treatment to Empower Patient Control of their Condition • Time consuming • Anxiety provoking • Costly 7 Milestone Corporate Overview Drawbacks with the current standard of care in the Emergency Department (ED) • Often results in a hospital admission • Experienced by patients as a loss of control Intervention used by the patient whenever & wherever an episode occurs [placeholder for device image] [placeholder for device image] • Reduces ED visits / hospital admissions • Less need for chronic medications • Alternative or bridge to ablation procedure

Etripamil Nasal Spray is Designed to be Fast, Convenient, and Empowering 8 Milestone Corporate Overview Etripamil Class Novel CCB Potency (IC50) 11 nM Metabolism Rapid: Esterase-mediated • Clinically-validated mechanism − Calcium channel blockers (CCBs) prolong refractoriness and slow conduction over the AV node • Rapid onset of action • Convenient patient self-administered nasal spray • Short duration of action 0 20 40 60 80 100 120 140 160 180 200 220 240 0 20 40 60 Minutes after Dose Etripamil Plasma Levels (ng/ml) • Rapid onset (Tmax < 5 min) • Transient plasma levels Error bars indicate standard error of the mean 14 mg 60 mg 140 mg Prospectively designed to treat common tachycardias outside the Emergency Department (ED) AV = Atrio-ventricular; nM = nanomolar

Clinical Program Overview for Etripamil

Clinical development programs designed to support NDA filing in PSVT while concurrently building safety database and running Phase 2 ReVeRA to support AFib-RVR program

NODE-1 PSVT	ReVeRA AFib-RVR	NODE-301 PSVT	RAPID PSVT	NODE-303/302 PSVT
Phase 2	**Phase 2**	**Phase 3**	**Phase 3**	**Phase 3**
Efficacy	Efficacy POC	Efficacy	Efficacy	Safety
Published	Enrolling	Complete	Enrolling	Enrolling/ Complete
Electrophysiology Lab	Emergency Department	At home	At Home	At Home
N= 104 1:1 randomized	N=50 1:1 randomized	N=419 2:1 randomized	N~500 1:1 randomized	N ~1000 Open label

POC = Proof of Concept; AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate; PSVT = Paroxysmal Supraventricular Tachycardia

Milestone Corporate Overview

9

Development Plan for Etripamil 10 Milestone Corporate Overview AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate; POC = Proof of Concept NODE-301: Efficacy & Safety RAPID NODE-302: Open-Label Extension NODE-303: Open-Label Safety 2019 2020 2021 Data ReVeRA: AFib – RVR Efficacy POC 2022 Expanded Access Program RAPID Phase 3 PSVT Program Pipeline Expansion (Phase 2) Data

NODE-301 Study Design

NODE-301 patients taking etripamil had no serious adverse events

1 Test Dose

70 mg dose of etripamil

Administer in office while in sinus rhythm for safety evaluation (N=431)

2 Randomization

Randomized 2:1
70 mg etripamil: placebo
(N=419)

3 Event

1. Patient recognizes symptoms
2. Applies cardiac monitor (ECG)
3. Attempts vagal maneuver
4. Administers study drug

(N=198)

Primary Efficacy Analysis

- ECG of event is adjudicated for PSVT; only PSVT events count towards primary efficacy
- Primary Endpoint: PSVT conversion to SR Kaplan Meier analysis over 5 hours
- Powering: 90%, alpha <0.01; delta = 40%
- Study concluded when 150 confirmed PSVT events reached (N = 156)

SR = Sinus Rhythm; ECG = Electrocardiogram; PSVT = Paroxysmal Supraventricular Tachycardia

Milestone Corporate Overview 11

Primary Endpoint - over 5 hours Hazard Ratio = 1.09; p<0.12 NODE-301 Kaplan-Meier Plot of Conversion to Sinus Rhythm 12 Milestone Corporate Overview Post hoc analysis: over 30 minutes Etripamil 54% vs. Placebo 35% HR = 1.87; p<0.02 Primary analysis: over 5 hours HR = 1.086; p<0.12 Source: Data on File, Milestone Pharmaceuticals Inc.

Randomized Treatment Emergent Adverse Events (RTEAE) Etripamil N=138 (%) Placebo N=60 (%) Subjects with any RTEAE 53 (38.4) 12 (20.0) Maximum severity of RTEAE Mild 45 (32.6) 10 (16.7) Moderate 8 (5.8) 3 (3.3) Severe 0 (0.0) 0 (0.0) Most Common Adverse Events (>5%) Nasal discomfort 27 (19.6) 4 (6.7) Nasal congestion 11 (8.0) 2 (3.3) Epistaxis 9 (6.5) 0 (0.0) Rhinorrhea 8 (5.8) 1 (1.7) Throat irritation 7 (5.1) 1 (1.7) NODE-301 Safety Analysis Source: Data on File, Milestone Pharmaceuticals Inc. 13 Milestone Corporate Overview RTEAE timing: up to 24 hours following double-blind study drug administration

PK of Etripamil 30 mg Repeat Administration at T=10 min (Study MSP-2017-1096) 14 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 Plasma Concentration (ng/ml) Time (minutes) 30mg 30mg Milestone Corporate Overview Repeat administration increases both Cmax and AUC N=7, Error bars are standard error Source: Data on File, Milestone Pharmaceuticals Inc.

RAPID Study Design

1 Test Dose

70 mg etripamil repeat dose regimen given as 2 doses 10 minutes apart

Administered in office while in sinus rhythm for safety evaluation

2 Randomization

1:1 randomization of 70 mg etripamil x2: Placebo x2

(N~500)

3 Event

1. Patient recognizes symptoms
2. Applies cardiac monitor (ECG)
3. Attempts vagal maneuver
4. Administers study drug
5. If symptoms persist for 10 minutes, dose study drug again

Primary Efficacy Analysis

- ECG of event is adjudicated for PSVT; only PSVT events count to primary efficacy
- Primary Endpoint = PSVT conversion to SR Kaplan Meier analysis over 30 min
- Powering: 90%, alpha < 0.05; delta = 19%
- Study concluded when 180 confirmed PSVT events[1]

[1] includes ~30 events expected to be treated with the single dose double-blind study drug administration from NODE-301 patients who experienced an event prior to the RAPID study being available

Milestone Corporate Overview 15

ReVeRA – Proof of Concept for AFib with Rapid Ventricular Rate

Clinical development programs designed to support NDA filing in PSVT, while concurrently building safety database and running Phase 2 ReVeRA to support AFib-RVR program

NODE-1 PSVT	ReVeRA AFib-RVR	NODE-301 PSVT	RAPID PSVT	NODE-303/302 PSVT
Phase 2	**Phase 2**	**Phase 3**	**Phase 3**	**Phase 3**
Efficacy	Efficacy POC	Efficacy	Efficacy	Safety
Published	Enrolling	Complete	Enrolling	Enrolling/ Complete
Electrophysiology Lab	Emergency Department	At home	At Home	At Home
N= 104 1:1 randomized	**N=50** 1:1 randomized	**N=419** 2:1 randomized	**N~500** 1:1 randomized	**N ~1000** Open label

SR = Sinus Rhythm; ECG = Electrocardiogram; PSVT = Paroxysmal Supraventricular Tachycardia; AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate; POC = Proof of Concept

Milestone Corporate Overview

16

The ReVeRA Trial

Reduction of Ventricular Rate in Patients with Atrial Fibrillation

1 Patient presents to ED with episode of AFib-RVR

Inclusion:
- Atrial Fibrillation ≥ 1 hour
- Ventricular Rate ≥ 110 bpm

Select Exclusions:
- Treated with antiarrhythmic drugs
- Hemodynamically unstable
- Heart failure

2 Dosing & Assessment

1. Baseline ECG for ≥ 10 min
2. Administer study drug
   70 mg etripamil : Placebo (1:1)
3. Monitor in-patient for 1 hour
4. Discharge if appropriate
5. Six-hour remote cardiac monitor
6. Complete safety 24 hours post dose

Efficacy Analysis

- Primary: Maximum reduction in ventricular rate within 60 min
  - N=50: 90% powered to detect 20 bpm difference in max reduction, α=0.05;
- Time from drug administration to lowest ventricular rate
- Time to and duration of ventricular rate reductions
  - <100 bpm, ≥ 10% reduction, ≥ 20% reduction
- Patient satisfaction with treatment (TSQM-9)

CHADs 0 = No Heart Failure/No Hypertension/Age < 65/No Diabetes/No History of Stroke or TIA/No Coronary ischemic disease; OAC = Oral Anti-coagulant; AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate; TSQM-9, Treatment Satisfaction Questionnaire for Medication; ED = Emergency Department

Milestone Corporate Overview 17

Commercial Opportunity 18

Etripamil – Addressing Market Needs in PSVT and AFib-RVR Sources: Internal market research 19 Milestone Corporate Overview Future with Etripamil – a Potentially Better Treatment Option Potential for high receptivity to etripamil across stakeholders Patients Physicians (Cards, EPs, PCPs) Payers • Self-management of acute episodes • Reduces ED visits/hospital admissions • Better risk/benefit profile • Expected to have significant adoption in unablated patients • Reduction in ED/hospital admissions • Improvement in patient satisfaction Cards = Cardiologists, EPs = Electrophysiologists, PCPs = Primary Care Providers, PSVT = Paroxysmal Supraventricular Tachycardia, ED = Emergency Department

New Data Enhances Understanding of Burden of PSVT

Analysis of Prospective Patient Reported Outcomes Longitudinal Data

247 US & UK patients

- **Phase 1: Baseline Survey** *(medical and SVT episode history)*
- **Phase 2: Longitudinal Weekly Surveys** *(episode survey if experienced an episode, QoL survey if not)*

Longitudinal Surveys

5,277
surveys completed

257 days
Average days on study
(Avg. 37 weeks/8 months per patient)

Episode Surveys

2,518 surveys
Avg. of 10 per patient

5,035 SVT episodes

QoL Surveys

2,759
Avg. of 11 per patient

Source(s): PSVT patient market research, 2019 (BluePrint Research Group, n=247, n=198 US & n=49 UK)

Milestone Corporate Overview
20

Peak US Market Opportunity for Etripamil in PSVT

US Prevalence (2030)	~ 2.6 million patients[1]
	• ~40-60%[2]
Addressable Market (2030)	~1.0-1.6 million patients
	• 50%[3]
Peak Share	~500-800K patients
Episodes Treated/Pt	~4-6 / year
	• Avg of 5 / yr
Episodes/Yr	~2.5 to 4.0 million episodes/yr

Peak Net Sales

Patients with PSVT

- **~60%** with multiple 10+ minute moderate/severe* episodes per year
- **~45%** Experience an average duration ≥30 min / episode

Episodes of PSVT

- **12-15** median annual episode frequency
- **60%** last at least 10 minutes
- **35%** last at least 30 minutes

*Patient stated severity of SVT episode (mild, moderate, or severe)

Sources: Internal estimates based on market and outcomes research, Milestone Pharmaceuticals. **1.** Rehorn et al. Journal of Cardiovascular Electrophysiology. 2021 Aug; 32(8): 2199-2206. doi: 10.1111/jce.15109. Epub 2021 Jun 14. **2.** 2019 market research with patients conducted by BluePrint Research Group (n=247) . **3.** 2020 market research with HCPs conducted by Triangle Insights Group, 2020 (n=250).

Milestone Corporate Overview 21

Peak US Market Opportunity for Etripamil in AFib-RVR

Market research suggests a target addressable market of ~3-4 million patients for AFib-RVR by 2030



Prevalent AFib Patients[1†]
(~10M)
~40%[2]
~30%[2]
~30%[2]
~25%[2]
Patient Segments
Lone Episode (1M)
Paroxysmal (4M)
Persistent (3M)
Permanent (3M)
Share Experiencing ≥1 Symptomatic AFib with RVR Episode Requiring Treatment* per Year[2]
~40% (1.2M)
~40% (1.2M)
~30% (0.9M)
Target Addressable Market
Symptomatic AFib with RVR
~3.3M (~33% of prevalence)

*Treatment was defined as either seeking treatment at the emergency department or outpatient clinic or via self-administration of treatments at home or other unsupervised setting



US Prevalence (2030)
~10 million patients*
~30-40%
Addressable Market
~3-4 million patients
Peak Share
Episodes/Pt
Episodes/Yr
Peak Net Sales

AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate
*Reflects the midpoint of published estimates (~8M to ~12M by 2025 or 2030)

1. Colilla et al., Am. J. Cardiol. 2013, 112(8), 1142-1147; Miyasaka et al., Circulation, 2006, 114, 119-125; Colilla et al., Am. J. Cardiol. 2013, 112(8), 1142-1147 ; American Heart Association 2. HCUP ED & Admissions Data (2016), accessed January 2021. 2. Quantitative Survey conducted by Triangle Insights, May 2021, N=250 Clinical Cardiologists, Interventional Cardiologists, and Electrophysiologists

Milestone Corporate Overview
22

Peak US Market Opportunity for Etripamil in PSVT and AFib-RVR

Market research suggests a TAM of 4+ million patients across both PSVT and AFib-RVR indications

	PSVT		AFib-RVR
US Prevalence (2030)	~2.6 million patients		~10 million patients
	~40-60%		~30-40%
Addressable Market	~1.0-1.6 million patients		~3-4 million patients
	~50%		
Peak Share	~500k-800k patients		
Episodes/Pt	4-6/year		
	Avg of 5 / yr		
Episodes/Yr	~2.5 -4.0 million episodes/year		

2030 Peak Net Sales

AF – RVR = Atrial Fibrillation with Rapid Ventricular Rate; TAM = Target Addressable Market; Internal estimates based on market and outcomes research, Milestone Pharmaceuticals

Sources: Internal estimates based on market research, Milestone Pharmaceuticals Inc.

Milestone Corporate Overview
23

Finances – as of September 30, 2021 Cash, cash equivalents and short-term investments of $126.4M Cash funds operations past guidance for top-line data and into mid-2023 24 Milestone Corporate Overview Equity - 42.2Min shares and pre-funded warrants outstanding • 29.9M common shares • 12.3M pre-funded warrants

Thank you

Etripamil Phase 1 Pharmacology PR Prolongation Used to Select Doses for Phase 2 Error bars indicate standard error of the mean 26 20 40 60 80 100 120 140 placebo 8 4 6 2 10 12 14 16 18 20 0 Target PR threshold PR Interval Prolongation (%) Etripamil Dose (mg) Milestone Corporate Overview

Etripamil Nasal Spray Pharmacological Results (NODE-102) 27 Milestone Corporate Overview Anticipated therapeutic effect within 45 minutes; peak within 10 minutes -10% 0% 10% 20% 0 20 40 60 80 100 120 140 160 0 10 20 30 40 50 60 70 80 90 100 PR Interval – Mean change from baseline (%) Mean Etripamil Plasma Concentration (ng/ml) Time (minutes) Comparison of PK and PD Profile of Etripamil 70mg Mean Etripamil Plasma Concentration (ng/ml) Mean Percentage Change from Baseline PR Interval Target Threshold for PR Prolongation N=24; Error bars indicate standard error of the mean

Phase 2a/b Study Design

Objectives: Demonstrate superiority of etripamil over placebo in terminating SVT and dose ranging trend analysis


-5 min
0 min
15 min
PSVT patients with scheduled cardiac ablation
(EP lab)
SVT Induced
Placebo n=20
Etripamil 140mg n=21
Etripamil 105mg n=20
Etripamil 70mg n=23
Etripamil 35mg n=20

Endpoint: conversion to sinus rhythm within 15 minutes
>80% power to show a 50% absolute difference vs. placebo

EP = electrophysiology, SVT = supraventricular tachycardia, PSVT = Paroxysmal Supraventricular Tachycardia

Milestone Corporate Overview
28

Phase 2 Primary Endpoint Source: Stambler, B.S. et al.; Etripamil Nasal Spray for Rapid Conversion of Supraventricular Tachycardia to Sinus Rhythm; J Am Coll Cardiol. 2018;72(5):489–97 29 Etripamil three highest doses demonstrated 75-95% conversion rates which are statistically significant compared to placebo # patients converted at 15 min 7/20 13/20 20/23 15/20 20/21 p-value 0.1128 0.0006 0.0248 <.0001 % patients successfully converted at T=15min 35% 65% 87% 75% 95% 0% 20% 40% 60% 80% 100% Placebo 35mg 70mg 105mg 140mg Milestone Corporate Overview

Phase 2 Time to Conversion Source: Stambler, B.S. et al.; Etripamil Nasal Spray for Rapid Conversion of Supraventricular Tachycardia to Sinus Rhythm; J Am Coll Cardiol. 2018;72(5):489–97 30 Milestone Corporate Overview 70mg etripamil dose showed rapid time to conversion (median < 3 min) Kaplan Meier plot showing time to conversion 0 5 10 15 0 20 40 60 80 Time Since Study Drug Administration (min) Etripamil 70mg vs. placebo p=0.0003* Placebo Etripamil 70 mg Etripamil 140 mg Etripamil 35 mg Etripamil 105 mg 100 Cumulative Conversion Rate (%) *Hazard Ratio and 95% Confidence Intervals etripamil 70mg vs. placebo; 4.99 (2.09, 11.93) Etripamil 70mg Placebo

Phase 2 Mean Systolic Blood Pressure Effects

70 mg of etripamil showed no decrease in blood pressure; higher doses transient decreases



Systolic Blood Pressure (mmHg)
140
130
120
110
Baseline 1
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30
Time 2 (minutes, post dose)
Placebo
Etripamil 35 mg
Etripamil 70 mg
Etripamil 105 mg
Etripamil 140 mg

[1] Baseline is defined as the average of the 20-min and 10-min pre-dose measurements. [2] Time 0 is defined as the average of the measurements during supraventricular tachycardia between 5 and 0 min before study drug administration. *p < 0.05 versus baseline.

Source: Stambler, B.S. et al.; Etripamil Nasal Spray for Rapid Conversion of Supraventricular Tachycardia to Sinus Rhythm; J Am Coll Cardiol. 2018;72(5):489–97

Milestone Corporate Overview 31

NODE-301 Efficacy– Time to Conversion over 45 Minutes 32 0% 10% 20% 30% 40% 50% 60% 70% 0 5 10 15 20 25 30 35 40 45 % Converted to SR Time to Conversion (minutes) Placebo Etripamil 70mg 32% 14% 54% 35% Milestone Corporate Overview New Primary Endpoint Second Dose Option for RAPID HR 1.87, p=0.02 (post-hoc)

NODE-301 Conversion up to Hour 5 with Medical Intervention Patients Analyzed as Treatment Failures at 5 hours (post-hoc) 33 Milestone Corporate Overview Etripamil 70mg Placebo Subjects who convert following medical assistance are censored at 5 hours. Subjects who present missing data from time t to the end are censored at the time of last available data. Subjects who do not convert or are not censored before 5 hours are censored at 5 hours Hazard Ratio = 1.27, p=0.06 (post-hoc)

PRO Analyses Provide A Clearer Picture of Burden of PSVT than Market Research Alone

Unablated patients experience 5-6 episodes per year relevant for etripamil use

Episode Freq. for Patients not Receiving Catheter Ablation	Market Research[1] *(annual recall, n=250)*	PRO Longitudinal Data[2] *(weekly tracking, n=247)*
Annual Episode Freq	4-7 episodes / year	15 episodes/year*
% of patients with multiple 10+ min episodes / year	40%	68%
Annual Freq of Moderate-Severe 5+ min episodes	*N/A*	5-6 episodes / year*

Weekly tracking shows that patients are experiencing more episodes than previously thought – but that they tend to recall the moderate/severe episodes of longer duration (e.g., 5+ minutes)

*Patients on study at least 6 months were used to project annual episode frequency. Sample projections were weighted by stated episode frequency from an intake survey

Sources: Internal estimates based on market and outcomes research, Milestone Pharmaceuticals. 1. PSVT patient market research conducted by Triangle Insights Group, 2018 (n=250). 2. PSVT patient market research conducted by BluePrint Research Group, 2019 (n=247).

Milestone Corporate Overview 34

Current US PSVT Market

Total annual US healthcare expenditures of ~$3B

- Prevalence ~2M diagnosed PSVT patients
- ~300K newly diagnosed per year
- ~600K patients treated per year
- >150K ED/hospital visits per year
- ~80K ablations per year


Current Management
Ablation ~10%
No Rx
~25%
Chronic Therapy
~65%

Source: Sacks, N.C. et al; Prevalence of Paroxysmal Supraventricular Tachycardia (PSVT) in the US in Patients Under 65 Years of Age; Abstract and Oral Presentation at the International Academy of Cardiology Annual Scientific Sessions 2018, 23rd World Congress on Heart Disease; Precision Xtract, Boston, MA, USA; and data-on-file from IBM Marketscan® Commercial Research Database (<65y) and the Medicare Limited Dataset (≥65y), with demographic, enrollment and claims data for commercially insured (Truven) and Medicare covered patients using PSVT code 427.0 or I47.1 for up to a 9-year interval between 2008 and 2016 inclusive.

Milestone Corporate Overview 35

Core PSVT Market is Addressable Now, with Potential for Expansion

Target PSVT Market

Expanded Market

~600-900k[1]
Undiagnosed PSVT Patients

~1.4 Million[2]
Diagnosed, Untreated PSVT Patients

Core Market

~600k/year[3]
Diagnosed, Annually Treated PSVT Patients

Strategy to Address

- Increase speed and rates of diagnosis through wearable technology
- Re-engage in healthcare system through DTC promotion
- MIST specialty sales force
- Partner majority of PCP promotion

Source: 1) assumes annual incidence rate for PSVT of ~300k from longitudinal claims analysis and the average time to diagnosis (currently 2-3 years) can be reduced to <6 months 2) Calculated as the difference between PSVT prevalence of 2M and annual treatment rate of ~600k from Truven MarketScan data, 2008-2016 analyzed by Precision Xtract, 2019 3) Estimated number of unique patients with annual claims for PSVT from Truven MarketScan data, 2008-2016 analyzed by Precision Xtract, 2019.

Milestone Corporate Overview 36

PSVT Patient Management and Call Point Targeting

Majority of PSVT patients managed by CV specialists, leading to commercial efficiencies

		Clinical Cardiologists	Primary Care Physicians	Electro-physiologists
% of PSVT patients managed		~60%	~30%	~10%
Long-term Use	*Add to or Replace Chronic Medications*	Primary Target	Primary Target	
Medium-term Use	*Defer Ablation*	Primary Target	Primary Target	Secondary Target
Short-term Use	*Bridge to Ablation*			Secondary Target

- Targeted sales force to reach majority of available opportunity
- Significant overlap with most common CV portfolio call points

Source: Internal market research

Milestone Corporate Overview 37

Estimating Prevalence, Incidence, and Annually Treated Patients Using Longitudinal Claims Data Source: Data on file from IBM Marketscan® Commercial Research Database (<65y) and the Medicare Limited Dataset (≥65y), with demographic, enrollment and claims data for commercially insured (Truven) and Medicare covered patients using PSVT code 427.0 or I47.1 for up to a 9-year interval between 2008 and 2016 inclusive. Age Group Year 1 Year 2 Year 3 Year 4 Year 5 Total Age < 65 271,024 196,653 169,988 155,966 145,485 939,116 Age 65+ 377,493 220,596 209,358 188,925 166,286 1,162,658 All Ages 648,518 417,249 379,346 344,891 311,771 2,101,775 Annually Treated PSVT Patients Incident PSVT Patients Prevalent PSVT Patients • Analyzed commercial and Medicare claims data over a 9-year period, where patients were required to have 5 years of continuous enrollment 1+ PSVT code required in the ED or inpatient setting (unique patients managed acutely) 2+ PSVT codes required in the outpatient setting (additional unique patients managed chronically) Milestone Corporate Overview 38

Published Disease Data Likely Under-Reports Burden of PSVT

MESA Study

150 JACC Vol. 31, No. 1 January 1998:150–7

Paroxysmal Supraventricular Tachycardia in the Gen

LEONARDO A. OREJARENA, MD, HUMBERTO VIDAILLET, JR., MD, FAC
FRANK DESTEFANO, MD, MPH, DAVID L. NORDSTROM, PHD, ROBERT
PETER N. SMITH, MD, FACC, JOHN J. HAYES, MD, FACC

Marshfield, Wisconsin

PREEMPT Study

ORIGINAL RESEARCH

Contemporary Burden and Correlates of Symptomatic Paroxysmal Supraventricular Tachycardia

Strengths

- Provides important demographic and clinical characteristic data on patients with PSVT
- Positive Predictive Values from PREEMPT useful
- Less than 40% of incident cases in MESA would have been detected by PSVT ICD-9 Code 427.0

Weaknesses

- Data only from patients presenting to healthcare settings acutely, with the episode confirmed on ECG during the encounter
- PSVT episodes were only adjudicated during the first healthcare encounter with a PSVT or PSVT-related code in PREEMPT
- Non-representative, small, and non-contemporary population (MESA)

Source: Orejarena LA, Vidaillet H Jr, DeStefano F, Nordstrom DL, Vierkant RA, Smith, PN, Hayes JJ. Paroxysmal supraventricular tachycardia in the general population. J Am Coll Cardiol. 1998;31:150–157. Alan S. Go, MD; Mark A. Hlatky, MD; Taylor I. Liu, MD, PhD; Dongjie Fan, MSPH; Elisha A. Garcia, BS; Sue Hee Sung, MPH; Matthew D. Solomon, MD, PhD. Contemporary Burden and Correlates of Symptomatic Paroxysmal Supraventricular Tachycardia. J Am Heart Assoc. 2018;7:e008759. DOI: 10.1161/JAHA.118.008759.

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